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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We consent to the use in this Amendment No. 1 to the Registration Statement of Middle Bay Oil Company on Form S-4 of our report relating to the financial statements of Middle Bay Oil Company, Inc. and subsidiaries appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                            /s/ Schultz, Watkins, & Company
                           ---------------------------------------------
                           SCHULTZ, WATKINS & COMPANY




Jackson, Mississippi
October 9, 1998